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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File No. 333-70769 and 333-73453.


                                             ARTHUR ANDERSEN LLP


Dallas, Texas
March 29, 1999